Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.

Monthly Report - Restricting Events
12/27/99

Restricting Events
------------------

A) Average Cumulative Net Loss Ratio
           (a) The Average Cumulative Net Loss Ratio exceeds 1.0% (yes / no)                                 no

               Initial ADCB                                                                           273,826,503.00

                                     ADCB of                                    ADCB of
                                    Cumulative                                 Cumulative               Cumulative
                                    Defaulted         Cumulative           Defaulted Contracts           Net Loss
                                    Contracts         Recoveries            net of Recoveries              Ratio
                                  -------------     ---------------        -------------------        ---------------
              2 months prior       3,916,742.63        2,239,410.62               1,677,332.01                  0.61%
              1 month prior        4,218,835.75        2,239,410.62               1,979,425.13                  0.72%
              Current              4,295,687.27        2,248,456.84               2,047,230.43                  0.75%
                                  -------------     ----------------        ------------------       ----------------
              Average              4,143,755.22         2,242,426.03            1,901,329.19                    0.69%

              Annualized maximum Cumulative Net Loss Ratio                                                      1.00%
              Average Cumulative Net Loss Ratio                                                                 0.69%

       Cumulative Net Loss Ratio means, for any date of determination, the fraction (expressed as a percentage) determined by dividing (i) the ADCB of all Contracts in the Trust which have become Defaulted Contracts since the Initial Cutoff Date, net of aggregate Recoveries received by the Trust during such same period, by (ii) the ADCB of all Contracts in the Contract Pool
       as of the Initial Cutoff Date.



B) A Servicer Event has occurred and is continuing (yes/no)                                                  no

C) An Event of Default has occurred and is continuing (yes/no)                                               no

       (a)    failure to pay on each Distribution Date the full amount of interest on any Note (yes / no)    no

       (b)    failure to pay the then outstanding principal amount of any Note, if any, on its               no
              related Maturity Date (yes/no)




Based on A, B and C, a Restricting Event has occurred and is continuing (yes/no)                             no
--------------------------------------------------------------------------------

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.

Monthly Report - Limitations

Obligor Event Trigger Determination
-----------------------------------

       The current period is less than 16 months after the Closing Date (January 4, 1999) (yes / N/A)                           N/A
       If the current period is less than 16 months after the closing date, one of the top five Obligors,
          as of the Cut-Off Date, is a Defaulted Contract in this period (yes / no / N/A)                                       N/A

       The Obligor Event has been cured (yes, if any of the following is yes / no, if each of the following
       is a no / n/a if not applicable)                                                                                         N/A
          a) the Defaulted Contract has been replaced with an eligible Substitute Contract                                      N/A
          b) a Recovery has been received with respect to the Defaulted Contract and no further Recoveries are
             expected                                                                                                           N/A
          c) a Successor Servicer has been appointed                                                                            N/A


An Obligor Event has occurred and is continuing                                                                                 n/a



10% Substitution Limit Calculation
----------------------------------

       ADCB as of the Cut-off Date:                                                                                     273,826,503

       Cumulative DCB of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts                                0
       Percentage of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts                                 0.00%

       Percentage of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts exceeds 10%
       (yes/no)                                                                                                                  no

5% Skipped Payment Limit Calculation
------------------------------------
       The percent of contracts with Skipped Payment modifications                                                             0.25%
       The DCB exceeds 5% of the initial ADCB (yes/no)                                                                           no
       Any Skipped Payments have been deferred later than 12 months prior to the Class B Maturity Date                          n/a

Concentration Amounts (only applicable at the Cutoff Date or in the event of a substitution)
--------------------------------------------------------------------------------------------

       (i)    The ADCB of all End-User Contracts with Obligors that are governmental entities or                                  0
              municipalities exceeds 1.13% of the ADCB of the Contract Pool                                                      no

       (ii)   The ADCB of all End-User Contracts which finance, lease or are related to Software exceeds                       0.14%
              3.88% of the ADCB of the Contract Pool                                                                             no

       (iii)  The ADCB of all End-User Contracts with Obligors who comprise the three largest Obligors                         2.78%
              (measured by ADCB as of the date of determination) exceeds 5.09% of the ADCB of the Contract Pool                  no

       (iv)   The ADCB of all End-User Contracts with Obligors who comprise the 20 largest Obligors                           12.02%
              (measured by ADCB as of the date of determination) exceeds 24.79% of the ADCB of the Contract Pool                 no

       (v)    The ADCB of the End-User Contracts related to a single Vendor, or representing a Vendor Loan                    10.96%
              of such Vendor or affiliate thereof exceeds 23.01% of the ADCB of the Contract Pool                                no

       (vi)   The ADCB of all End-User Contracts with Obligors thereof located in a single State of the                        6.10%
              United States exceeds 17.73% of the ADCB of the Contract Pool                                                      no

Heller Equipment Asset Receivable Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.

Monthly Report - Accounts
12/27/99

                                                              Collection       Reserve
                                                               Account          Fund
                                                               -------          ----
Beginning Account Balance                                            0.00       2,738,265.00
Investment Earnings                                             21,311.12          13,740.09

Collection Account
------------------

Scheduled Payments, net of Excluded Amounts and
 less Servicer Advances plus Payaheads                       3,479,566.80
Add: Prepayment Amounts                                        403,453.99
Add: Recoveries                                                  9,046.22
Add: Investment Earnings                                        35,051.21         (13,740.09)
Add: Late Charges                                                2,322.35
Add: Expired Lease Proceeds                                          0.00
Add: Servicer Advances                                               0.00
Available Amounts                                            3,929,440.57       2,738,265.00
-----------------


Payments on Payment Date
------------------------

 (A) **  Indenture Trustee Fees (will be first in funds              0.00
           allocation during a Restricting Event or Event
           of Default)
   (A)   Unreimbursed Servicer Advances                              0.00

   (B)   Monthly Servicing Fee, due and accrued,                29,503.70
           including any amounts unpaid

   (C)   Class A-1 Notes interest, due and accrued,                  0.00
           including any amounts unpaid

   (D)   Class A-2 Notes interest, due and accrued,            342,779.40
           including any amounts unpaid

   (E)   Class B Notes interest, due and accrued,               15,910.79
           including any amounts unpaid

   (F)   Class C Notes interest, due and accrued,               12,318.15
           including any amounts unpaid

   (G)   Class D Notes interest, due and accrued,               14,069.99
           including any amounts unpaid

   (H)   The Class A-1 Principal Payment Amount                      0.00


   (I)   The Class A-2 Principal Payment Amount              3,223,794.71


   (J)   The Class B Principal Payment Amount                  291,063.82


   (K)   The Class C Principal Payment Amount                        0.00


   (L)   The Class D Principal Payment Amount                        0.00


   (M)   Amounts required to meet the Reserve Fund                   0.00               0.00
           Amount


   (B)*  Monthly Servicing Fee, due and accrued,                     0.00
         including any amounts unpaid (applicable
         only if an Obligor Event has occurred
         and is continuing
   (N)   Any excess to Certificateholders                            0.00

Distributions to Noteholders and Certificateholders          3,929,440.57


Ending balance of accounts                                           0.00       2,738,265.00

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.

Monthly Report - Schedules
 12/27/99

       A Restricting Event has occurred and is continuing (yes\no)          no

       Trustee Fees (only in the event of a Restricting Event or an Event
       of Default)                                                                                       0.00


Unreimbursed Servicer Advances
------------------------------
  (i)  Current month Unreimbursed Servicer Advances                                                      0.00
 (ii)  Prior unpaid Unreimbursed Servicer Advances (or arrearage)                                        0.00
(iii)  Total Unreimbursed Servicer Advances due ( (i) + (ii) )                                           0.00
 (iv)  Unreimbursed Servicer Advances distributed                                                        0.00
       Unpaid Unreimbursed Servicer Advances (or arrearage)                                              0.00

Servicing Fee Schedule
----------------------
  (i)  Servicing Fee Percentage                                                                          0.50%
 (ii)  ADCB of Contract Pool as of the 1st day of the Collection Period                         70,808,890.38
(iii)  Servicing Fee  ( ( (i) / 12 ) x  (ii) )                                                      29,503.70
 (iv)  Servicing Fee accrued but not paid in prior periods                                               0.00
  (v)  Total Servicing Fee due, and accrued but not paid in prior periods ( (iii) + (iv) )          29,503.70
 (vi)  Monthly Servicing Fee distributed                                                            29,503.70
       Servicing Fee accrued but not paid                                                                0.00

Class A-1 Interest Schedule
---------------------------
       Opening Class A-1 principal balance                                                               0.00
 (i)   Class A-1 Interest Rate                                                                        5.73250%
(ii)   Number of days in Accrual Period                                                                     0
       Monthly Class A-1 Interest Rate ( (i) x ( (ii)/360) )                                             0.00%
       Current Class A-1 interest due                                                                    0.00
       Prior Class A-1 interest arrearage                                                                   0
       Current Period Interest Shortfall                                                                 0.00

       Class A-1 interest distribution                                                                   0.00

Class A-2 Interest Schedule
---------------------------
       Opening Class A-2 principal balance                                                      64,371,718.59
       Class A-2 Interest Rate                                                                           6.39%
       Class A-2 Interest Rate x 30/360                                                                  0.53%
       Current Class A-2 interest due                                                              342,779.40
       Prior Class A-2 interest arrearage                                                                   0
       Current Period Interest Shortfall                                                                    -

       Class A-2 interest distribution                                                             342,779.40

Class B Interest Schedule
-------------------------
       Opening Class B principal balance                                                         2,937,377.07
       Class B Interest Rate                                                                           0.0650
       Class B Interest Rate x 30/360                                                                    0.54%
       Current Class B interest due                                                                 15,910.79
       Prior Class B interest arrearage                                                                     0
       Current Period Interest Shortfall                                                                    -

       Class B interest distribution                                                                15,910.79

Class C Interest Schedule
-------------------------
       Opening Class C principal balance                                                    2,212,842.03
       Class C Interest Rate                                                                        6.68%
       Class C Interest Rate x 30/360                                                               0.56%
       Current Class C interest due                                                            12,318.15
       Prior Class C interest arrearage                                                                0
       Current Period Interest Shortfall                                                               -

       Class C interest distribution                                                           12,318.15

Class D Interest Schedule
-------------------------
       Opening Class D principal balance                                                    2,212,842.03
       Class D  Interest Rate                                                                       7.63%
       Class D Interest Rate x 30/360                                                               0.64%
       Current Class D interest due                                                            14,069.99
       Prior Class D interest arrearage                                                                0
       Current Period Interest Shortfall                                                               -

       Class D interest distribution                                                           14,069.99

Class A-1 Principal Schedule
----------------------------
       Class A-1 Maturity Date                                                                   9/25/98
(i)    Opening Class A-1 principal balance                                                             -
(ii)   ADCB as of last day of second preceding Collection Period                           70,808,890.38
(iii)  ADCB as of last day of immediately preceding Collection Period                      67,262,716.20
       Expected Class A-1 Payment ( (ii) - (iii) )                                          3,546,174.18
(iv)   Aggregate Expected Class A-1 Payments not paid on preceding Distribution Date                   0
       Class A-1 Principal Payment Amount (lesser of (i) or ( (ii) - (iii) ) + (iv) )                  -
       Class A-1 Principal Payment Amount distribution                                                 -
              Shortfall                                                                                -

       Class A-1 Principal Balance after current distribution                                          -

Class A-2 Principal Schedule
----------------------------
(i)    Opening Class A-2 principal balance                                                 64,371,718.59
(ii)   Applicable Class A-2 Percentage                                                             90.91%
(iii)  ADCB as of the last day of the immediately preceding Collection Period              67,262,716.20
(iv)   Current month targeted Class A-2 principal balance ( (ii) * (iii) )                 61,147,923.88
(v)    (i) - (iv) (zero until Class A-1 has been retired)                                   3,223,794.71
(vi)   Class A-2 Principal Payment Amount (lesser of (i) or (v) )                           3,223,794.71

       Class A-2 Principal Payment Amount distributed                                       3,223,794.71
              Shortfall                                                                                -

       Class A-2 principal balance after current distribution                              61,147,923.88

Class B Principal Schedule
--------------------------

(i)    Opening Class B principal balance                                                    2,937,377.07
(ii)   Applicable Class B Percentage                                                                3.90%
(iii)  ADCB as of the last day of the immediately preceding Collection Period              67,262,716.20
(iv)   Current month targeted Class B principal balance ( (ii) * (iii) )                    2,620,625.28
(v)    (i) - (iv) (zero until Class A-1 has been retired)                                     316,751.79
(vi)   Class B Principal Payment Amount (lesser of (i) or (v) )                               316,751.79

       Class B Principal Payment Amount distributed                                           291,063.82
              Shortfall                                                                        25,687.97

       Class B principal balance after current distribution                                 2,646,313.25

Class C Principal Schedule
--------------------------

(i)    Opening Class C principal balance                                                    2,212,842.03
(ii)   Applicable Class C Percentage                                                                2.60%
(iii)  ADCB as of the last day of the immediately preceding Collection Period              67,262,716.20
(iv)   Current month targeted Class C principal balance ( (ii) * (iii) )                    1,747,083.52
(v)    (i) - (iv) (zero until Class A-1 has been retired)                                     465,758.51
(vi)   Class C Principal Payment Amount (lesser of (i) or (v) )                               465,758.51

       Class C Principal Payment Amount distributed                                                    -
              Shortfall                                                                       465,758.51

       Class C principal balance after current distribution                                 2,212,842.03

Class D Principal Schedule
--------------------------

(i)    Opening Class D principal balance                                                    2,212,842.03
(ii)   Applicable Class D Percentage                                                                2.60%
(iii)  ADCB as of the last day of the immediately preceding Collection Period              67,262,716.20
(iv)   Current month targeted Class D principal balance ( (ii) * (iii) )                    1,747,083.52
(v)    (i) - (iv) (zero until Class A-1 has been retired)                                     465,758.51
(vi)   Class D Principal Payment Amount (lesser of (i) or (v) )                               465,758.51

       Class D Principal Payment Amount distributed                                                    -
              Shortfall                                                                       465,758.51

       Class D principal balance after current distribution                                 2,212,842.03

Reserve Fund Schedule
---------------------

       Prior month Reserve Fund balance                                                     2,738,265.00
       Initial ADCB                                                                       273,826,503.00
       Required Reserve Fund Amount (lesser of (i) initial ADCB * 1.00% or                  2,738,265.00
              (ii) outstanding principal of the Notes)
       current period draw on Reserve Fund                                                             -
       required deposit to Reserve Fund                                                                -
       Actual deposit to Reserve Fund                                                                  -
       Deposit to Certificateholder                                                           263,583.64
       Ending Reserve Fund balance                                                          2,738,265.00

       Ending Reserve Fund balance as a percentage of ADCB (?)                                      4.07%

Servicing Fee Schedule
----------------------

       Servicing Fee during an Obligor Event                                                        0.00
       Servicing Fee paid                                                                           0.00

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.

Monthly Report - Note Factors
12/27/99

              CUSIP #  423327AA3
       Class A-1
       ---------
       Class A-1 principal balance                                        0.00
       Initial Class A-1 principal balance                       62,980,096.00

       Note factor                                                 0.000000000



              CUSIP #  42337AB1
       Class A-2
       ---------
       Class A-2 principal balance                               61,147,923.88
       Initial Class A-2 principal balance                      191,678,552.00

       Note factor                                                 0.319012864



              CUSIP #  423327AC9
       Class B
       -------
       Class B principal balance                                 2,646,313.25
       initial Class B principal balance                         8,214,795.00

       Note factor                                                0.322139901



              CUSIP #  423327AD7
       Class C
       -------
       Class C principal balance                                 2,212,842.03
       Initial Class C principal balance                         5,476,530.00

       Note factor                                                0.404059145




       Class D
       -------
       Class D principal balance                                 2,212,842.03
       Initial Class D principal balance                         5,476,530.00

       Note factor                                                0.404059145

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.
Monthly Report - Note Factors
12/27/99

                                                                               67,262,716.20
ADCB as of the last day of the Collection Period

Loss and Delinquency Data for Period
------------------------------------

DCB of Defaulted Contracts as of the last day of the Collection Period             76,851.52
Number of Defaulted Contracts as of the last day of the Collection Period                  2
Defaulted Contracts as a percentage of ADCB (annualized)                                1.37%

DCB of Adjusted Contracts as of the last day of the Collection Period                   0.00
Number of Adjusted Contracts as of the last day of the Collection Period                   0

DCB of Prepaid Contracts as of the last day of the Collection Period              309,370.87
Number of Prepaid Contracts as of the last day of the Collection Period                    5

DCB of Substitute Contracts as of the last day of the Collection Period                 0.00
Number of Substitute Contracts as of the last day of the Collection Period                 0

DCB of Warranty Contracts as of the last day of the Collection Period                   0.00
Number of Warranty Contracts as of the last day of the Collection Period                   0

DCB of repurchased Contracts as of the last day of the Collection Period                0.00
Number of repurchased Contracts as of the Collection Period                                0

DCB of Excess Contracts as of the last day of the Collection Period                     0.00
Number of Excess Contracts as of the Collection Period                                     0

Recoveries collected relating to Defaulted Contracts as of the last day of          9,046.22
the Collection Period
                                                        Dollars                  Percent
                                                        -------                  -------
       Current                                            61,772,962                   91.24%
       31-60 days past due                                 2,745,924                    4.06%
       61-90 days past due                                 1,462,837                    2.16%
       Over 90 days past due                               1,722,831                    2.54%
                                                        ------------             -----------
       Total                                              67,704,554                  100.00%

       31+ days past due                                   5,931,592                    8.76%

(i)    DCB of cumulative Defaulted Contracts (cumulative gross losses to       4,295,687.27
       date)
(ii)   Cumulative Recoveries realized on Defaulted Contracts                    2,248,456.84
       Cumulative net losses to date ((i) - (ii))                               2,047,230.43

      ---------------------------------------------------------------
       Static Information

       Initial ADCB                                   273,826,503.00
       Discount Rate                                          6.9239%
       Class A-1 Initial Principal Amount              62,980,096.00
       Class A-1 Interest Rate                                5.7325%
       Class A-2 Initial Principal Amount             191,678,552.00
       Class A-2 Interest Rate                                6.3900%
       Class B Initial Principal Amount                 8,214,795.00
       Class B Interest Rate                                  6.5000%
       Class C Initial Principal Amount                 5,476,530.00
       Class C Interest Rate                                  6.6800%
       Class D Initial Principal Amount                 5,476,530.00
       Class D Interest Rate                                  7.6300%
       Reserve Fund Initial Deposit                     2,738,265.00
       Class A-1 Maturity Date                              09/25/98
       Classes A-2, B, C, & D Maturity Date                 05/25/05
       Closing Date                                         09/04/97
      ---------------------------------------------------------------